RESTRUCTURING COSTS	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
RESTRUCTURING COSTS
NOTE 9. RESTRUCTURING COSTS
Restructuring costs include expenses associated with the Company’s effort to continually improve operational efficiency and reposition its assets to remain competitive on a national basis. The Company leases office space in various locations within United States and Canada. The leases entered into by the Company consist of both long-term and short-term leases. Lease agreements in two locations provide the option to extend for three years upon the provision of nine-month notice. No lease agreement or arrangement is considered material to the overall lease portfolio.
Termination of office lease and other related costs include lease and termination of fixed assets, employee training, relocation and facility costs. These costs are recorded in General and administrative expenses in the audited consolidated statements of operations.
During the year ended December 31, 2020, due to the economic environment caused by the COVID-19 pandemic, the Company entered into negotiations with landlords to terminate lease agreements, for twelve different properties, for a total of approximately 62,113 square feet of office space located in Canada and the United States. The termination of the leases reduced cash needs by approximately $1.9 million over the remaining life of the original leases through April 30, 2025. As of December 31, 2020, the Company concluded negotiations on three properties and agreed to make payments to the landlord totaling approximately $0.4 million in release of all future obligations under the leases. We recorded a reserve of approximately $3.6 million as a result of the cease use of certain leased properties (included in the future minimum lease payments below), which was included in General and administrative expenses in the consolidated statements of operations during the year ended December 31, 2020. As of December 31, 2020, $1.7 million is accrued for within Accrued expenses and other current liabilities and $1.9 million is accrued for within Other non-current liabilities, on the consolidated balance sheets. For the year ended December 31, 2021, the total balance of the reserve is $2.5 million, with $0.9 million within Accrued expenses and other current liabilities and $1.6 million is accrued for within Other non-current liabilities, on the consolidated balance sheet.
During 2021, the Company has continued its negotiations with landlords to terminate lease agreements. One new lease was added to the restructuring lease liability through acquisition of Crisp Results in the second quarter of 2021, resulting in five properties for approximately 57,469 square feet of office space located in the United States that are currently in negotiations.
The change in liability for the restructuring costs for the years ended December 31, 2021 and 2020, respectively, was as follows:
(in Thousands)
Beginning balance at January 1, 2020	$ —
Valuation adjustments	3,853
Lease payments	(238)
Lease accretion	37
Ending balance at December 31, 2020	$ 3,652
Valuation adjustments	373
Lease payments	(1,683)
Lease accretion	174
Ending balance at December 31, 2021	$ 2,516
The rental expense for the years ended December 31, 2021 and 2020 was $1.0 million and $2.0 million, respectively.
At December 31, 2021, the future minimum lease payments for the Company were comprised of the following (in thousands):
Year Ending Years Ended December 31,:
2022	$1,869
2023	1,707
2024	1,899
2025	546
Total	$6,021